                     J.P. MORGAN INTERNATIONAL EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411
                                                                    May 13, 2001

Dear Shareholder:

    A special meeting of the shareholders of J.P. Morgan International Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, The Chase Manhattan Corporation recently completed a merger with J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into J.P. Morgan Institutional International Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF") (the "Reorganization"). After the Reorganization, shareholders of the Merging Fund will hold Select Class Shares of the Surviving Fund. The investment objective and policies of the Surviving Fund are identical to those of the Merging Fund. Both the Merging Fund and the Surviving Fund currently invest all of their investable assets in The International Equity Portfolio (the "Master Portfolio"). Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Fleming International Equity Fund."

    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of JPMF.

    The investment adviser for the assets of both the Merging Fund and the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM").

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund and JPMF to the Surviving Fund and JPMF. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by the Merging Fund, JPMF, the Surviving Fund, JPMIF or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive Select Class Shares of the Surviving Fund.

    The Proposals have been carefully reviewed by the Board of Trustees of JPMF, which has approved the Proposals.

    THE BOARD OF TRUSTEES OF JPMF UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-521-5411.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, April 6, 2001. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on July 3, 2001.

                                                                    39-NAPS 3929

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Matthew Healey

                                          Matthew Healey
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor D.F. King & Co., Inc., or us to answer any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because each Fund's board believes that it is in the best interests of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, Select Class Shares of the Surviving Fund. The Merging Fund will then be liquidated and the Select Class Shares of the Surviving Fund will be distributed pro rata to shareholders. After the Reorganization, you will own Select Class Shares of the Surviving Fund rather than shares of the Merging Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The Surviving Fund has identical investment objectives and policies to those of the Merging Fund. Both the Merging Fund and the Surviving Fund currently invest all of their investable assets in the Master Portfolio. Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/ feeder" structure and will instead invest its assets directly in portfolio securities.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (or pre-waiver) total expense ratios will be higher for your shares in the Surviving Fund than they are for your shares in the Merging Fund. However, the actual (or post-waiver) total expense ratios are expected to be the same or less for your shares in the Surviving Fund than they are for your shares in the Merging Fund. This is because Morgan Guaranty Trust Company of New York ("Morgan"), the Surviving Fund's administrator, has contractually agreed to waive fees payable to it and reimburse expenses so that the actual total operating expenses will remain the same for at least THREE YEARS after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    No. JPMIM will continue to manage the assets of the Surviving Fund after the Reorganization.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by either the Merging Fund or the Surviving Fund (or shareholders of either fund).

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive Select Class Shares of the Surviving Fund.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF TRUSTEES FOR JPMF IF AFTER THE REORGANIZATION I WILL OWN SHARES IN THE SURVIVING FUND, A SERIES OF JPMIF?

    Even if the Reorganization is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on proposals regarding Trustees. Because as of the record date you are still a shareholder in JPMF, you are entitled to vote on this proposal. Shareholders of JPMIF are being asked to approve the same Trustees that are proposed for JPMF.

AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                     J.P. MORGAN INTERNATIONAL EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

To the Shareholders of J.P. Morgan International Equity Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Meeting") of the shareholders ("Shareholders") of J.P. Morgan International Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of Americas, 41st Floor, New York, New York, on July 3, 2001 at 9:00 a.m. (Eastern time), for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between JPMF, on behalf of the Merging Fund, J.P. Morgan Institutional Funds ("JPMIF"), on behalf of J.P. Morgan Institutional International Equity Fund (the "Surviving Fund") and J.P. Morgan Chase & Co., and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Select Class Shares of the Surviving Fund (the "Select Class Shares"), and (b) the distribution of such Select Class Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 ITEM 2. To elect eight Trustees to serve as members of the Board of Trustees of JPMF.

 ITEM 3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

   YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE
IN FAVOR OF ITEMS 1 AND 2.

    Each proposal is described in the accompanying Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JPMF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

May 13, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY 13, 2001

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                     J.P. MORGAN INTERNATIONAL EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                 BY AND IN EXCHANGE FOR SELECT CLASS SHARES OF
              J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-766-7722

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of J.P. Morgan International Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), into J.P. Morgan Institutional International Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"). If approved by shareholders of the Merging Fund, the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has identical investment objectives and policies to those of the Merging Fund, in exchange for Select Class Shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current shareholders of the Merging Fund (the "Merging Fund Shareholders") will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). JPMF and JPMIF are both open-end management investment companies offering shares in several portfolios. In connection with the Reorganization, the J.P. Morgan Institutional International Equity Fund will be renamed "JPMorgan Fleming International Equity Fund."

    In connection with the proposed Reorganization, the Surviving Fund will implement a new multi-class structure under which it will offer Select Class and Institutional Class Shares. If the proposed Reorganization is approved by Merging Fund Shareholders, each Merging Fund Shareholder will receive Select Class Shares (the "Select Class Shares") of the Surviving Fund with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Merging Fund Shareholders will not pay a sales charge on Select Class Shares received in the Reorganization or Select Class Shares of the Surviving Fund or on subsequent purchases or exchanges of other JPMorgan Funds.

    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of JPMF.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") among JPMF, on behalf of the Merging Fund, and JPMIF, on behalf of the Surviving Fund and J.P. Morgan Chase & Co., attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees for JPMF is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY, at which meeting shareholders in the Merging Fund will be asked to consider and approve the proposed Reorganization Plan, certain transactions contemplated by the Reorganization Plan and certain other proposals. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the meeting of its Shareholders and also constitutes JPMIF's prospectus for Select Class Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about JPMF and JPMIF that an investor should know before voting on the proposals. The current Prospectus, Statement of Additional Information and Annual Report (including the Annual Report of the International Equity Portfolio) of the Merging Fund and the preliminary Prospectus and Statement of Additional Information and the current Annual Report (including the Annual Report of the International Equity Portfolio) of the Surviving Fund are incorporated herein by reference, and the preliminary Prospectus and current Annual Report (including the Annual Report of the International Equity Portfolio) for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement dated May 13, 2001 containing additional information about JPMF and JPMIF has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information, as well as the Prospectus, Statement of Additional Information and Annual Report of the Merging Fund (including the Annual Report of the International Equity Portfolio) may be obtained without charge by writing to JPMF at its address noted above or by calling 1-800-521-5411.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about May 13, 2001.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JPMF OR JPMIF.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL 1: REORGANIZATION PLAN...................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     4
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     6
PURCHASES, REDEMPTIONS AND EXCHANGES..............    10
DISTRIBUTIONS AND TAXES...........................    12
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S ORGANIZATION STRUCTURE....................    12
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    13
PROPOSAL 2: ELECTION OF TRUSTEES..................    16
INFORMATION RELATING TO VOTING MATTERS............    20
ADDITIONAL INFORMATION ABOUT JPMF.................    23
ADDITIONAL INFORMATION ABOUT JPMIF................    23
FINANCIAL STATEMENTS AND EXPERTS..................    23
OTHER BUSINESS....................................    23
LITIGATION........................................    23
SHAREHOLDER INQUIRIES.............................    23
APPENDIX A--AGREEMENT AND PLAN OF
 REORGANIZATION...................................   A-1

                                  INTRODUCTION

GENERAL

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of JPMF of proxies to be used at a Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY (together with any adjournments thereof, the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you. It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about May 13, 2001.

                        PROPOSAL 1: REORGANIZATION PLAN

    At the Meeting, Merging Fund Shareholders will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated May 11, 2001 among JPMF, on behalf of the Merging Fund, JPMIF, on behalf of the Surviving Fund (the Merging Fund and the Surviving Fund are collectively defined as the "Funds") and J.P. Morgan Chase & Co., pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Select Class Shares of the Surviving Fund. As a result of the Reorganization, Merging Fund Shareholders will become shareholders of the Surviving Fund and will receive Select Class Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Fleming International Equity Fund." Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's preliminary Prospectus and current Annual Report (including the Annual Report of The International Equity Portfolio) is enclosed with this Combined Prospectus/Proxy Statement.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
1.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the joint meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy and (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the JPMF Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus, Statement of Additional Information and Annual Report (including the Annual Report of The International Equity Portfolio) of the Merging Fund, the preliminary Prospectus and Statement of Additional Information and the current Annual Report (including the Annual Report of the International Equity Portfolio) of the Surviving Fund and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Each of the Surviving Fund and the Merging Fund currently invests all of its investable assets in The International Equity Portfolio (the "Master Portfolio"), which has identical investment objectives and policies as the Surviving Fund and the Merging Fund and which is advised by J.P. Morgan Investment Management Inc. ("JPMIM").

    If the Reorganization is approved by the shareholders of the Merging Fund and certain other conditions are met, the Merging Fund will be reorganized into the Surviving Fund. Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities rather than in the Master Portfolio.

    In connection with the proposed Reorganization, the Surviving Fund will implement a new multi-class structure under which it will offer Select Class Shares and Institutional Class Shares. Pursuant to the proposed Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund in exchange for Select Class Shares.

    Under the proposed Reorganization, each Merging Fund Shareholder will receive a number of Select Class Shares of the Surviving Fund with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Merging Fund Shares on such date. Therefore, following the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders. Merging Fund Shareholders will not pay a sales load in connection with the Reorganization. See "Information Relating to the Proposed Reorganization."

    The Surviving Fund has investment objectives, policies and restrictions identical to those of the Merging Fund. However, while the Merging Fund and the Surviving Fund currently invest all of their assets in the Master Portfolio (which in turn invests in portfolio securities), after the Reorganization the Surviving Fund will invest directly in portfolio securities. Following the Reorganization the Surviving Fund will have identical purchase, redemption and dividend policies as the Merging Fund.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of the Surviving Fund both before and after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the two Funds with identical investment objectives and policies and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the JPMF Board and the JPMIF Board, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because each Fund's board believes it is in the best interest of its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund. A shareholder's holding period and tax basis of Select Class Shares received by a Shareholder of the Merging Fund will be the same as the holding period and tax basis of the shareholder's shares of the Merging Fund. In addition, the holding period and tax basis of those assets owned by the Merging Fund and transferred to the Surviving Fund will be identical for the Surviving Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT ADVISER

    The investment adviser for the Master Portfolio (and therefore the assets of the Merging Fund and the Surviving Fund) is JPMIM. Following the Reorganization, JPMIM will serve as the Surviving Fund's investment adviser. JPMIM is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("JPMC").

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Surviving Fund and the Merging Fund is to provide high total return from a portfolio of foreign company equity securities. See "Risk Factors." Both Funds have identical investment policies, and the Surviving Fund's investment policies will not change as a result of the Reorganization, although, as mentioned above, the Surviving Fund will invest directly in portfolio securities rather than the Master Portfolio. For more information regarding the Surviving Fund's investment policies, see the Surviving Fund's Prospectus enclosed with this Combined Prospectus/Proxy Statement. Each Fund may change its objective without shareholder approval.

    Each Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is each Fund's benchmark. Each Fund typically does not invest in U.S. companies.

    Each Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, each Fund emphasizes those that are ranked as undervalued according to JPMIM's proprietary research, while underweighting or avoiding those that appear overvalued.

    Under normal circumstances the Surviving Fund plans to remain fully invested, with at least 65% in stocks. Stock investments may include convertible securities, preferred stocks, depository receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities. The Surviving Fund seeks to limit risk and enhance performance through active management, country allocation and diversification. During severe market downturns, the Surviving Fund has the option of investing up to 100% of assets in investment-grade short-term securities.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The value of your investment in the Surviving Fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of JPMIM research and the management team's stock picking and currency management decisions.

    In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the Surviving Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Surviving Fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund's and the Merging Fund's assets is JPMIM. JPMIM oversees the asset management of both funds. As compensation for its services, JPMIM receives a management fee indirectly from both funds at an annual rate of 0.60% of average daily net assets. Following the Reorganization, JPMIM will manage the Surviving Fund's assets directly and will receive a fee at an annual rate of 0.60% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the distributor for the Surviving Fund. Morgan Guaranty Trust Company of New York ("Morgan") currently serves as administrator and shareholder servicing agent and an affiliate of the Distributor currently serves as sub-administrator. The Bank of New York ("BONY") currently serves as fund accountant and custodian, and DST Systems, Inc. ("DST") currently serves as transfer agent and dividend disbursing agent for the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, The Chase Manhattan Bank ("Chase") will become the Surviving Fund's fund accountant and custodian. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

ADMINISTRATOR

    In connection with the Reorganization, the administration fee paid to Morgan will be increased on August 11, 2001 to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The Merging Fund currently pays Morgan, its administrator, an administration fee at an effective rate of 0.048% of its average daily net assets.

ORGANIZATION

    Each of JPMF and JPMIF is organized as a Massachusetts business trust. The Merging Fund is organized as a series of JPMF and the Surviving Fund is organized as a series of JPMIF.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of Select Class Shares of the Surviving Fund will be substantially similar to those with respect to shares of the Merging Fund, as described in this Combined Prospectus/Proxy Statement and the Surviving Fund's preliminary Prospectus and Statement of Additional Information.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense reimbursement arrangements and (ii) estimated fees and expenses on a pro forma basis for the Surviving Fund after giving effect to the Reorganization. Under the Reorganization, holders of Shares in the Merging Fund will receive Select Class Shares in the Surviving Fund. Please note that the Surviving Fund currently has one class of shares (which will not be distributed to Merging Fund shareholders as a result of the Reorganization and, therefore, no information on this class is shown in the table below). In connection with the Reorganization, this class will be re-named "Institutional Class" and the Select Class share class will be introduced.

    The table indicates that while contractual (pre-waiver) total expense ratio for current shareholders of the Merging Fund are anticipated to be higher following the Reorganization, actual (post-waiver) total expense ratio for current shareholders of the Merging Fund will be less or stay the same for at least three years following the Reorganization. This is because Morgan, the Surviving Fund's administrator, has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for years after the Reorganization. Please note that the difference between the actual (post-waiver) total expense ratio for the Merging Fund and the Surviving Fund shown in the tables below is due to the fact that the Surviving Fund's (post-waiver) total expense ratio is calculated as of a more recent date.

                                                    THE MERGING FUND
                                                    ----------------
                                                         SHARES
                                                    ----------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price                                None
  Maximum Deferred Sales Charge
  (Load) shown as lower of original
  purchase price or redemption proceeds                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.60%
Distribution (12b-1) Fees                              None
Other Expenses                                            0.70%
                                                          ----
Total Annual Fund Operating Expenses                      1.30%
                                                          ====

                                                         THE SURVIVING FUND
                                                    -----------------------------
                                                    PRO FORMA WITH REORGANIZATION
                                                    -----------------------------
                                                         SELECT CLASS SHARES
                                                    -----------------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load)
  When You Buy Shares, Shown As %
  Of The Offering Price                                      None
  Maximum Deferred Sales Charge
  (Load) shown as lower of original
  purchase price or redemption proceeds                      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.60%
Distribution (12b-1) Fees                                    None
Other Expenses                                                         0.82%
                                                          -----------------
Total Annual Fund Operating Expenses                                   1.42%
Fee Waivers and Expense Reimbursements (A)                             0.01%
                                                          -----------------
Net Expenses                                                           1.41%
                                                          =================

---------------------

(A) Reflects an agreement by Morgan, an affiliate of JPMC, to reimburse the Surviving Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.41% of average daily net assets with respect to Select Class Shares for three years after the Reorganization. Total annual operating expenses are not expected to exceed 1.25% for Select Class Shares due to contractual caps on other classes of shares which require fund level subsidies. Morgan and other service providers may end this arrangement when these fund level subsidies are no longer required.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - You invest $10,000;

    - You sell all of your shares at the end of each period;

    - Your investment has a 5% return each year; and

    - You pay net expenses for three years after the Reorganization and total operating expenses as indicated in the table above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
THE MERGING FUND                 $132    $412     $713     $1,568
PRO FORMA THE SURVIVING FUND
  WITH REORGANIZATION
  Select Class Shares            $144    $446     $773     $1,699

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund has investment policies and investment restrictions, and therefore risks, identical to those of the Merging Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMIM's expectations regarding particular securities or markets are not met. In addition, the Surviving Fund's share price, yield and total return will vary in response to movements in international stock markets and currency exchange rates. The value of most bonds will fall when interest rates rise, and the longer a bond's maturity and the lower its credit quality, the more its value typically falls. How well the Surviving Fund's performance compares to that of similar equity funds will depend on the success of the investment process.

    The Surviving Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information. Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks.

    Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Surviving Fund from achieving its investment objective. The Surviving Fund could underperform its benchmark due to its securities choices and other management decisions.

    Currency exchange rate movements could reduce gains or create losses. Currency risks tend to be higher in emerging markets.

    The Surviving Fund may buy securities before issue or for delayed delivery.

    The Surviving Fund may use derivatives for hedging and for risk management (i.e. to establish or adjust exposure to particular securities, markets or currencies.) Risk management may include management of the Surviving Fund's exposure relative to its benchmark. Derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Surviving Fund that would not have otherwise occurred. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. The counterparty to a derivatives contract could default. Certain types of derivatives involve costs to the Surviving Fund which can reduce returns. Derivatives that involve leverage could magnify losses.

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks of the securities in which it is invested.

    The Surviving Fund may purchase illiquid holdings. The Surviving Fund could have difficulty valuing illiquid holdings precisely. The Surviving Fund could be unable to sell these holdings at the time or price it desires.

    The Surviving Fund may engage in short-term trading. Increased trading could raise the Surviving Fund's brokerage and related costs. Increased short-term capital gains distributions could raise shareholders' income tax liability.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    In connection with the Reorganization, the Merging Fund will cease investing in the Merging Fund Master Portfolio. The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, JPMIF will issue at the Effective Time of the Reorganization full and fractional Select Class Shares of the Surviving Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Merging Fund as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Select Class Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Select Class Shares with a total net asset value equal to the net asset value of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund.

    The Surviving Fund expects to maintain most of the portfolio investments of the Merging Fund in light of the identical investment policies of the Merging Fund and the Surviving Fund. Concurrently with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities rather than in the Master Portfolio.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Merging Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on or about September 1, 2001 or such other date as is agreed to by the parties.

    The expenses of the Funds in connection with the Reorganization will be borne by JPMC or one of its affiliates.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS

    The Surviving Fund currently exists in a "master/feeder" format, pursuant to which each fund (the feeders) invests their assets in a common portfolio--the "master"--and shares of each fund are sold to different categories of investors with different distribution and shareholder services and fees. Among other reasons for the creation of this structure was the opportunity to obtain the economies of scale from an investment and expense perspective that might come from the investment and administration of a larger pool of assets than any one fund could expect to have on its own. An important factor in the decision to structure the funds in this way at the time was that non-U.S. investors' assets would be invested alongside those of U.S. investors within the master portfolio on a basis that was not disadvantageous to the non-U.S. investors from a U.S. tax perspective. For various reasons, non-U.S. feeders in the fund complex withdrew their assets from the masters commencing in 1997, thereby eliminating one of the principal reasons for the master/feeder format. Nevertheless, the funds continued in that format and, the JPMF Board believes, conducted their operations on a basis at least as favorable to the funds as would have obtained if the format had been abandoned, as is now proposed.

    Following the announcement of the merger of The Chase Manhattan Corporation and J.P. Morgan & Co., JPMIM and Morgan and their counterparts within the Chase organization reviewed the compatibilities of their various mutual fund groups, including their respective organizational structures, service providers, distribution arrangements and methodologies, and fees and expenses. The proposed Reorganization of the Merging Fund into the Surviving Fund is a part of the more general integration of the J.P. Morgan funds complex with the Chase Vista funds complex to create a single mutual fund complex with substantially similar arrangements for the provision of advisory, administration, distribution, custody and fund accounting and transfer agency services.

    The JPMF Board believes that the conversion by way of the proposed Reorganization of the current master/feeder format into the multiclass format discussed in this Combined Prospectus/Proxy Statement and the adoption of the service arrangements by the Surviving Fund described herein (the "Service Arrangements") are in the best interests of the Merging Fund and its shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization.

    In considering the proposed Reorganization and Service Arrangements on January 23 and, 24 2001 and on March 26 and 27, 2001 the JPMF Board also noted that there were important benefits expected to arise out of the integration of the J.P. Morgan and Chase Vista mutual funds complexes. Among these benefits, the Board considered (1) investor and shareholder confusion should be mitigated if not eliminated by the adoption by both the J.P. Morgan and the Chase Vista mutual funds of common organizational structures and common service providers;
(2) Surviving Fund shareholders would be able to exchange into a larger number and greater variety of funds without paying sales charges, (3) to the extent that additional share classes are subsequently offered by the Surviving Fund it should have a positive effect on asset growth, which in turn over time could result in a lower total expense ratio as economies of scale were realized;
(4) JPMIM advised the Board that it believes that the outsourcing of many functions to the sub-administrator will (a) upgrade the quality of services currently being provided to the Funds, and (b) enhance Morgan's ability effectively to monitor and oversee the quality of all Fund service providers, including the investment adviser, distributor, custodian and transfer agent;
(5) Morgan's undertaking for three years to waive fees or reimburse the Surviving Fund's expenses in order that the total expense ratios of the Select and Institutional Classes do not exceed those of the Merging Fund and the Surviving Fund, respectively; (6) the fact that all costs and expenses of the Reorganization and implementation of the Service Arrangements would be borne by JPMC and (7) the fact that the Reorganization would constitute a tax-free reorganization.

    In addition, each Board took into account that, notwithstanding the increase in the administration fee paid to Morgan, Morgan agreed to cap the total expenses as set forth in the expense table above and to institute a breakpoint in the administration fee from 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion to 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The Merging Fund currently pays its administrator, Morgan, an administration fee at an effective rate of 0.048% of its average daily net assets. Moreover, JPMIM agreed that, notwithstanding its proposed increase to $1 million of the minimum investment in the Select Class, all current shareholders of the Merging Fund (for which the current minimum is $2,500) will be entitled to make additional investments in the Select Class of the Surviving Fund or of any other fund in the integrated fund complex or to exchange shares of the Select Class of the Surviving Fund for Select Shares of any other such fund. The Board also noted that Morgan did not propose, and advised that it does not expect to propose, the imposition of any distribution (12b-1) fees or shareholder servicing fees on the Select or Institutional Class that are not already in place. Finally the Board was advised that the custody and fund accounting fees to be charged by Chase will be lower than those currently charged by The Bank of New York. It should be recognized that, at current asset levels and in consequence of the expense cap, the lower custody and fund accounting fees will not have an immediate effect on the Surviving Fund's total expense ratio but should have some positive effect in the future.

    Based upon their evaluation of the relevant information provided to them, the changes effected in the Service Arrangements in the negotiations between the Trustees and J.P. Morgan, and in light of their fiduciary duties under federal and state law, the Trustees, including a majority who are not interested persons of the Funds or JPMC as defined in the 1940 Act, as applicable, determined that the proposed Reorganization is in the best interests of the Merging and Surviving Fund, that the interests of their respective shareholders would not be diluted as a result of the Reorganization, and that the Service Arrangements are in the best interests of the Surviving Fund.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The JPMF Board has not determined what action the Merging Fund will take in the event shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that JPMF receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for the Select Class Shares and the liquidating distributions to shareholders of the Select Class Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, the Merging Fund and the Surviving Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Merging Fund as a result of such transaction; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Merging Fund Shareholders on the distribution to the Merging Fund Shareholders of the Select Class Shares solely in exchange for their Merging Fund Shares;
(v) the aggregate basis of shares of the Surviving Fund received by a shareholder of the Merging Fund will be the same as the aggregate basis of such Merging Fund Shareholder's Merging Fund Shares immediately prior to the Reorganization; (vi) the basis of the Surviving Fund in the assets of the Merging Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of the Merging Fund immediately before such transaction; (vii) a Merging Fund Shareholder's holding period for the Select Class Shares will be determined by including the period for which such Merging Fund Shareholder held the Merging Fund Shares exchanged therefor, provided that the Merging Fund Shareholder held such Merging Fund Shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Merging Fund.

    JPMF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of October 31, 2000: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. If consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed Institutional Class and the Select Class share class will be introduced.

                                 CAPITALIZATION
                         PRO FORMA WITH REORGANIZATION

                                BENEFICIAL                              NET ASSET
                                 INTEREST      SHARES                   VALUE PER
                                OUTSTANDING  OUTSTANDING   NET ASSETS     SHARE
                                -----------  -----------  ------------  ---------
THE INTERNATIONAL EQUITY
  PORTFOLIO
J.P. Morgan International
  Equity Fund                    5,196,002       --       $ 55,445,295   $10.67
J.P. Morgan Institutional
  International Equity Fund     35,243,156       --       $432,785,412   $12.28
PRO FORMA COMBINED AFTER
  REORGANIZATION
Select                                        4,515,095   $ 55,445,295   $12.28
Institutional                                35,243,156   $432,785,412   $12.28

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of shares of the Surviving Fund will be substantially similar to those of the Merging Fund. The Surviving Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed "Institutional Class" and the Select Class share class will be introduced. The following discussion reflects the new class structure. This section is qualified in its entirety by the discussion in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Surviving Fund's shares is generally calculated once each day as of the close of regular trading on the New York Stock Exchange. A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange (or such other time as determined by your financial intermediary), it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after such time, it will generally be processed at the next day's price. If a purchaser pays by check for Surviving Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Surviving Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Surviving Fund has the right to reject any purchase order for any reason.

    The investment minimum for Select Class Shares is $1,000,000. However, shareholders who receive Select Class Shares as a result of the Reorganization may purchase new Select Class Shares in the Surviving Fund and may purchase Select Class Shares in other JPMorgan Funds with an investment minimum of $2,500. For Select Class Shares, checks should be made out to JPMorgan Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the settlement date.

    Shareholders seeking to buy Select Class Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Select Class Shares of the Surviving Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Surviving Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Surviving Fund will send the proceeds the next business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Surviving

Fund may stop accepting orders to sell and may postpone payments for more than seven days only when permitted by federal securities laws.

    A shareholder who purchased through an investment representative, or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly or their financial intermediary. Select Class shareholders may call 1-800-622-4273.

EXCHANGING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Select Class Shares of the Surviving Fund may be exchanged for shares of the same class in certain other JPMorgan Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of the Surviving Fund. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE SURVIVING FUND

    For Select Class Shares, if the balance falls below the applicable investment minimum for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expenses from any sales request, if the Surviving Fund takes reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    JPMIF, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including Morgan) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its Shares.

    JPMIM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    The Surviving Fund will issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Select Class Shares may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    The Surviving Fund typically distributes any net investment income annually. Net capital gain, if any, is distributed annually. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Surviving Fund shares;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't notify us otherwise, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
                AND THE SURVIVING FUND'S ORGANIZATION STRUCTURE

    There are no material differences in the organizational structure of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE MERGING FUND

    The Merging Fund is organized as a series of JPMF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMF's operations are governed by JPMF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of JPMIF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMIF's operations are governed by JPMIF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of its trust documents, the business of the Merging Fund is managed by JPMF's Trustees and the business of the Surviving Fund is managed by JPMIF's Trustees, who serve indefinite terms (subject to mandatory retirement age) and have all powers necessary or convenient to carry out their responsibilities.

    Information concerning the current Trustees and officers of JPMF and JPMIF is set forth in the Funds' respective Statements of Additional Information, which are incorporated herein by reference.

SHARES OF FUNDS

    Each of JPMF and JPMIF is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is one series of a trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either JPMF or JPMIF participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have proportionate rights to full shares. Expenses of JPMF or JPMIF that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its board to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including for the election of Trustees. Neither JPMF nor JPMIF is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either JPMF or JPMIF.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of each of JPMF and JPMIF are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    A vacancy in the Board of either JPMF or JPMIF resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of voting shares representing two-thirds of the outstanding voting shares of each portfolio of that trust. A meeting of shareholders shall be held upon the written request of the holders of voting shares representing not less than 10% of the outstanding voting shares entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either JPMF or JPMIF could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of JPMF and JPMIF disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of JPMF and JPMIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance exists and the trust itself is unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of JPMF and JPMIF, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of JPMF and JPMIF, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of JPMF and JPMIF are available without charge upon written request to that trust.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of the Surviving Fund currently invested in the Master Portfolio are managed by JPMIM pursuant to an Advisory Agreement between JPMIM and the Master Portfolio, and JPMIM is responsible for the day-to-day management of the Surviving Fund's assets. Following the Reorganization, the Surviving Fund's assets will be managed directly by JPMIM pursuant to an Advisory Agreement substantially similar to the agreement between the Master Portfolio and JPMIM.

DESCRIPTION OF JPMIM

    JPMIM is an indirect wholly-owned subsidiary of JPMC incorporated under the laws of Delaware. JPMIM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMIM, a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of March 31, 2001, JPMIM and certain of its affiliates provided investment management services with respect to assets of approximately $607.7 billion.

    Under the Advisory Agreement, JPMIM will be responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMIM's responsibilities under the Advisory Agreement will include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services to be provided to the Surviving Fund by JPMIM are substantially similar to the services currently provided to the Master Portfolio and, therefore, indirectly to the Merging Fund by JPMIM.

   EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMIM a monthly management fee based upon the net assets of the Surviving Fund. The annual rate of this management fee is 0.60%. The Master Portfolio and, therefore, indirectly the Merging Fund also currently pay 0.60% of average net assets to JPMIM for its advisory services. JPMIM may waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMIM or any of its affiliates); fees payable to the Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMIM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by JPMIF or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

   DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of JPMIF or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the JPMIF Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMIM, and by JPMIM on 90 days' written notice to JPMIF.

PORTFOLIO MANAGER

    The portfolio management team for the Surviving Fund is led by Nigel F. Emmett, vice president, who has been on the team since joining JPMIM in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at JPMIM since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMIM places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's objective in relation to expected movements in the general level of interest rates. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMIM intends to seek best execution on a competitive basis for both purchases and sales of securities. Subject to the overriding objective of obtaining the best execution of orders, JPMIM may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMIM. Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMIM or an affiliate is a member or in a private placement in which JPMIM or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission's staff.

    Investment decisions made by JPMIM are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMIM or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMIM deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMIM, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMIM in the manner it considers to be most equitable and consistent with JPMIM's fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

OTHER SERVICES

    The Distributor is a wholly owned, indirect subsidiary of BISYS Fund Services, Inc., which currently serves as the Merging Fund's and the Surviving Fund's distributor. An affiliate of the Distributor serves as the sub-administrator for the Merging Fund and for the Surviving Fund. The Distributor is unaffiliated with JPMC or any of its subsidiaries.

    Morgan serves as administrator and shareholder servicing agent, BONY serves as fund accountant and custodian, and DST serves as transfer agent and dividend disbursing agent for the Surviving Fund. The services provided by Morgan and BONY include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, BONY will be responsible for the daily safekeeping of securities and cash held by the Surviving Fund. The principal business address of Morgan is 60 Wall Street, New York, NY 10005. It is anticipated that subsequent to the consummation of the Reorganization, Chase will become the Surviving Fund's fund accountant and custodian.

    In connection with the Reorganization, the administration fee paid to Morgan will be increased on August 11, 2001 to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The

Merging Fund currently pays Morgan, its administrator, an administration fee at an effective rate of 0.048% of its average daily net assets.

                                  PROPOSAL 2:
                              ELECTION OF TRUSTEES

    It is proposed that shareholders of the Merging Fund consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of JPMF, which is currently organized as a Massachusetts business trust. Even if the Reorganization described in Proposal 1 is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in JPMF, you are entitled to vote on this proposal. Shareholders of JPMIF are being asked to approve the same Trustees as are being proposed for JPMF.

    In connection with the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by JPMIM and its affiliates be reorganized. JPMC and the Boards considered that the Boards of Trustees for the registered investment companies advised by J.P. Morgan Investment Management Inc. and the registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (as defined below) (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the registered investment companies advised by J.P. Morgan Investment Management Inc. and other factors the Boards deemed relevant. Therefore, the Nominees include certain current Trustees of JPMF, certain current Trustees of JPMIF (including certain members of their respective Advisory Boards) and certain Trustees of the former Chase Vista Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current mandatory retirement age of 70(1). The Trustees have no reason to believe that any Nominee will be unavailable for election.

    Shareholders of JPMIF are concurrently considering the election of the same individuals to the Board of Trustees of JPMIF. Biographical information about the Nominees and other relevant information is set forth below. More information regarding the current Trustees of JPMIF and JPMF is contained in the Funds' Statements of Additional Information, which are incorporated herein by reference.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

(1) Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

VOTE REQUIRED

    The affirmative vote of the holders of more than 50% of the voting shares of JPMF present, in person or by proxy, at the joint meeting is required to elect a Trustee of JPMF, provided that at least one-third of the outstanding voting shares of JPMF is represented at the joint meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of JPMF.

    The following are the nominees:

                                                       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
NAME OF NOMINEE AND CURRENT      TRUSTEE OF JPMF                DURING THE PAST FIVE YEARS
POSITION WITH FUND COMPLEX            SINCE       AGE            AND CURRENT DIRECTORSHIPS
---------------------------      ---------------  ---  ---------------------------------------------
William J. Armstrong --            Nominee        59   Retired; formerly Vice President and
  Trustee of certain other                             Treasurer, Ingersoll-Rand Company
  trusts in the Fund Complex                           (manufacturer of industrial supplies).
  since 1987                                           Address: 287 Hampshire Ridge, Park Ridge, NJ
                                                       07656
Roland R. Eppley, Jr. --           Nominee        68   Retired; formerly President and Chief
  Trustee of certain other                             Executive Officer, Eastern States Bankcard
  trusts in the Fund Complex                           Association Inc. (financial services)
  since 1989                                           (1971-1988); Director, Janel
                                                       Hydraulics, Inc.; formerly Director of The
                                                       Hanover Funds, Inc. (open-end mutual funds).
                                                       Address: 105 Coventry Place, Palm Beach
                                                       Gardens, FL 33418.
Ann Maynard Gray --                Nominee        55   Former President, Diversified Publishing
  Member of the Trust and                              Group and Vice President, Capital Cities/
  certain other trusts in the                          ABC, Inc. Ms. Gray is also a director of Duke
  Fund Complex since 2000                              Energy Corporation and Elan Corporation, plc
                                                       (pharmaceuticals). Address: 1262 Rockrimmon
                                                       Road, Stamford, CT 06903.
Matthew Healey --                   1982          63   Former Chief Executive Officer of the Trust
  Chairman of the Trust and                            through April 2001; Chairman, Pierpont Group
  certain other trusts in the                          (provides services to trustees of investment
  Fund Complex; Trustee of                             companies), since prior to 1993. Address:
  certain trusts in the Fund                           Pine Tree Country Club Estates, 10286 Saint
  Complex since 1982                                   Andrews Road, Boynton Beach, Florida 33436.
Fergus Reid, III* --               Nominee        68   Chairman and Chief Executive Officer,
  Chairman of other trusts in                          Lumelite Corporation (plastics
  the Fund Complex; Trustee of                         manufacturing), since September 1985;
  certain trusts in the Fund                           Trustee, Morgan Stanley Funds. Address: 202
  Complex since 1984                                   June Road, Stamford, CT 06903.
James J. Schonbachler --           Nominee        58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of                          Director, Bankers Trust Company and Group
  the Trust and certain other                          Head and Director, Bankers Trust A.G., Zurich
  trusts in the Fund Complex                           and BT Brokerage Corp. (financial services).
  since 2000                                           Address: 3711 Northwind Court, Jupiter, FL
                                                       33477.
Leonard M. Spalding, Jr.* --       Nominee        65   Retired; formerly Chief Executive Officer of
  Trustee of certain other                             Chase Mutual Funds Corp.; formerly President
  trusts in the Fund Complex                           and Chief Executive Officer of Vista Capital
  since 1998                                           Management (investment management); and
                                                       formerly Chief Investment Executive of The
                                                       Chase Manhattan Private Bank (investment
                                                       management). Address: 2025 Lincoln Park Road,
                                                       Springfield, KY 40069.

                                                       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
NAME OF NOMINEE AND CURRENT      TRUSTEE OF JPMF                DURING THE PAST FIVE YEARS
POSITION WITH FUND COMPLEX            SINCE       AGE            AND CURRENT DIRECTORSHIPS
---------------------------      ---------------  ---  ---------------------------------------------
H. Richard Vartabedian --          Nominee        65   Former President of certain other trusts in
  Trustee of certain other                             the Fund Complex through April 2001;
  trusts in the Fund Complex                           Investment Management Consultant; formerly,
  since 1992                                           Senior Investment Officer, Division Executive
                                                       of the Investment Management Division of The
                                                       Chase Manhattan Bank, N.A., 1980-1991.
                                                       Address: P.O. Box 296, Beach Road, Hendrick's
                                                       Head, Southport, ME 04576.

---------------------

  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore may be deemed to be an "interested person" of the Trust.

    If elected, each nominee would oversee 81 separate portfolios.

    The Board of Trustees of the Board and any committee on which he or she serves of JPMF each met five times during the 2000 calendar year, and each of the Trustees attended at least 75% of the meetings.

    The Board of Trustees of JPMF presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the 2000 calendar year.

    The Board of Trustees of JPMF presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

    Each current Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of JPMIM is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by JPMIM. Each Trustee receives an annual fee, which is allocated among all investment companies for which the Trustee serves.

    Set forth below is information regarding compensation paid or accrued during the calendar year ended December 31, 2000 for each nominee of JPMF:

                                            COMPENSATION FROM          PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                         "MORGAN FUND COMPLEX"(1)        BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     --------------------------------  ---------------------  -----------------------
William J. Armstrong                         NA                              $ 41,781              $ 90,000 (10)(3)
Roland R. Eppley, Jr.                        NA                              $ 58,206              $ 91,000 (10)(3)
Ann Maynard Gray                                 $75,000                     NA                    $ 75,000 (17)(3)
Matthew Healey(4)                                $75,000                     NA                    $ 75,000 (17)(3)
Fergus Reid, III                             NA                              $110,091              $202,750 (10)(3)
James J. Schonbachler                            $75,000                     NA                    $ 75,000 (17)(3)
Leonard M. Spalding                          NA                              $ 35,335              $ 89,000 (10)(3)
H. Richard Vartabedian                       NA                              $ 86,791              $134,350 (10)(3)

---------------------

(1) The Morgan Fund Complex means registered investment companies advised by JPMIM.
(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by JPMIM and JPMFAM).
(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.

(4)  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to the their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each retiring Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.

FORMER CHASE VISTA FUNDS' RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining
$5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing JPMF's business affairs. To assist the Trustees in exercising their overall supervising responsibilities, each of JPMF and the Master Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. JPMF has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, it is anticipated that the Merging Fund and Surviving Fund will terminate their agreements with Pierpont Group, Inc. in connection with the Reorganization. The Consolidated Board of Trustees will instead look to Counsel, Morgan, and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Merging Fund, the Surviving Fund and the Master Portfolio during the indicated fiscal periods are set forth below:

MERGING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$3,379, $1,398 and $966, respectively.

SURVIVING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$14,956, $8,364 and $7,871, respectively.

MASTER PORTFOLIO--For the fiscal year ended October 31, 1997: $32,439. For the fiscal years ended October 31, 1998, 1999 and 2000: $18,453, $9,765 and $8,841,
respectively.

PRINCIPAL EXECUTIVE OFFICERS

    JPMF's principal executive officers are listed below. The officers conduct and supervise the business operations of JPMF. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of Americas, New York, New York, 10036. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time. The principal executive officers of JPMF are as follows:

NAME AND POSITION             AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-----------------             ---  ---------------------------------------------------------------------
David Wezdenko,               37   Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko
  President and Treasurer          is the Chief Operating Officer for the U.S. Mutual Funds and
  (April 2001-present)             Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business.
Sharon Weinberg,              41   Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg
  Vice-President and               is head of Business and Product Strategy for the U.S. Mutual Funds
  Secretary (April                 and Financial Intermediaries business. Since joining J.P. Morgan in
  2001-present)                    1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's, the Surviving Fund's and the Master Portfolio's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when JPMF or JPMIF engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund and the Master Portfolio for the last fiscal year was $47,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $11,029,400.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the JPMF Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. JPMF's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition JPMF may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of JPMF to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to JPMF a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 4,955,726.516 Merging Fund shares. Each shareholder of the Merging Fund is entitled to the number of votes equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    The presence in person or by proxy of shareholders that own one-third of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposals. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposals.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to JPMF, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMC, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to its shareholders of the Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D.F. King & Co., Inc., to assist in the proxy solicitation process for the fund complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

ABSTENTIONS AND BROKER NON-VOTES

    In tallying the Merging Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the record date, the Trustees and officers of JPMF as a group owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Merging Fund or any class thereof and the percentage of shares of the Surviving Fund or any class thereof that would be owned by such persons upon consummation of the Reorganization based upon their holdings at April 6, 2001 are as follows:

                                                   PERCENTAGE OF  PERCENTAGE OF
                                        AMOUNT     MERGING FUND   SURVIVING FUND
                                      OF SHARES      OWNED ON       OWNED UPON
         NAME AND ADDRESS               OWNED       RECORD DATE    CONSUMMATION
-----------------------------------  ------------  -------------  --------------
BALSA & CO                           638,664.0280     19.96%          1.09%
MUTUAL FUNDS UNIT 16 HCB 340
PO BOX 2558
HOUSTON TX 77252-2558

HAMILL & CO                          253,164.5570      7.91%          0.04%
FBO BUCKNER FOUNDATION
MAIL STA 16-HCB-09 PO BOX 2558
HOUSTON TX 77252-2558

BNY CLEARING SERVICES LLC            170,025.1890      5.31%          0.02%
A/C 6556-5202
POST & CO 725000
111 E KILBOURN AVE
MILWAUKEE WI 53202-6633

    On the record date, the Trustees and officers of JPMIF as a group owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and share ownership of the persons who owned beneficially more than 5% of the shares of the Surviving Fund or any class thereof and the percentage of shares of the Surviving Fund or any class thereof that would be owned by such person upon consummation of the Reorganization based upon their holdings at April 6, 2001 were as follows:

                                                     PERCENTAGE OF  PERCENTAGE OF
                                         AMOUNT      MERGING FUND   SURVIVING FUND
                                       OF SHARES       OWNED ON        OWNED ON
         NAME AND ADDRESS                OWNED        RECORD DATE    RECORD DATE
-----------------------------------  --------------  -------------  --------------
JPMIM AS AGENT FOR                   4,272,906.2970       13.39%         11.57%
LOCKHEED MARTIN CORP
MASTER RET TR
ATTN: T. TSUCHIYA
522 5TH AVE
NEW YORK, NY 10036-7601

BLUE CROSS SHEILD OF NORTH           4,184,715.7360       13.12%         11.34%
CAROLINA STEVEN CHERRIER VP
CORP TREA
P.O. BOX 2291
DURHAM NY 27702-2291

MGT OF NEW YORK DEFERRED             4,079,101.0720       12.78%         11.05%
PROFIT SHARING PLAN OF MGT
OF NY & AFFILIATED CO FOR US
EMPLOYEES
AMERICAN CENTURY SERVICES INC
ATTN: STEVE LEVITT
4500 MAIN STREET
KANSAS CITY MO 64111-1816

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Fund does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                       ADDITIONAL INFORMATION ABOUT JPMF

    Information about the Merging Fund is included in its Prospectus, which is incorporated by reference herein. Additional information about the Merging Fund is also included in JPMF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Prospectus and Statement of Additional information may be obtained without charge by calling 1-800-521-5411. JPMF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT JPMIF

    Information about the Surviving Fund is included in its Prospectus, which is incorporated by reference and enclosed herein. Additional information about the Surviving Fund is also included in JPMIF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Prospectus and Statement of Additional information may be obtained without charge by calling 1-800-766-7722. JPMIF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund for the fiscal year ended October 31, 2000, and the audited financial statements, notes thereto and supplementary data of the Master Portfolio for the fiscal year ended October 31, 2000, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, of the Merging Fund, the Surviving Fund and the Master Portfolio have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The JPMF Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the JPMF Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither JPMF nor JPMIF is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to JPMF in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-521-5411.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 11th day of May, 2001 by and among J.P. Morgan Funds (the "Transferor Trust"), a Massachusetts business trust, on behalf of the J.P. Morgan International Equity Fund (the "Transferor Portfolio"), J.P. Morgan Institutional Funds (the "Acquiring Trust"), a Massachusetts business trust, on behalf of the the J.P. Morgan Institutional International Equity Fund (the "Acquiring Portfolio") and J.P. Morgan Chase & Co.

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Select Class share class in exchange for Shares of the Transferor Portfolio, with the amounts of shares to be determined by the parties. Any shares of beneficial interest (if any) of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by their respective custodians and J.P. Morgan Chase & Co. The determination of said parties shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about September 1, 2001 or such other date as is agreed to by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Select Class Shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per share of the Select Class Shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

    The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which as of October 31, 2000 there were outstanding 35,243,156 shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio and The International Equity Portfolio for the fiscal year ended October 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio and The International Equity Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. The Acquiring Portfolio has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code as of and since its first taxable year and intends to continue to so qualify.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

    The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, of which as of October 31, 2000, there were outstanding 5,196,002 shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio and The International Equity Portfolio for the fiscal year ended October 31, 2000 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. The Transferor Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Code, as of and since its first taxable year, and shall continue to so qualify until the Effective Time of the Reorganization.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

    The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor

Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

    The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of

Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

    The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since October 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by such holder immediately prior to the Reorganization (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization); and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

    The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 2000.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Investment Management Inc. ("JPMIM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMIM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the

Reorganization by notice to the Transferor Trust and JPMIM if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne by J.P. Morgan Chase & Co. ("JPMC"). Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization. In addition, JPMC or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Select Class Shares and the Institutional Class Shares of the Acquiring Portfolio are not higher than those set forth in the Registration Statement for a period of three years after the Exchange Date.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the adviser of the Transferor Trust:

522 Fifth Avenue
New York, NY 10036

if to the adviser of the Acquiring Trust:

522 Fifth Avenue
New York, NY 10036
if to J.P. Morgan Chase & Co.:

522 Fifth Avenue
New York, NY 10036

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of The State of New York.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "J.P. Morgan Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "J.P. Morgan Institutional Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                                   J.P. MORGAN INSTITUTIONAL FUNDS

                                                   on behalf of J.P. Morgan Institutional
                                                   International Equity Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

                                                   J.P. MORGAN FUNDS

                                                   on behalf of J.P. Morgan International Equity
                                                   Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

Agreed and acknowledged with respect to
Section 9:

J.P. MORGAN CHASE & CO.

By:  /s/ George Gatch
     --------------------------------------------
     Name: George Gatch
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION

                       (SPECIAL MEETING OF SHAREHOLDERS OF
                      J.P. MORGAN INTERNATIONAL EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 12, 2001 for the Special Meeting of Shareholders of J.P. Morgan International Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPF"), to be held on July 3, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling J.P. Morgan International Equity Fund at 1-800-521-5411.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about the Surviving Fund and the Merging Fund is contained in each of JPMF's and JPF's Statements of Additional Information, which are incorporated herein by reference.

         The date of this Statement of Additional Information is May 12, 2001.

                               GENERAL INFORMATION


         The Shareholders of the Merging Fund are being asked to consider and vote on two proposals.

         With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of May 11, 2001 by and between JPF, on behalf of the Merging Fund, JPMF, on behalf of the Surviving Fund, and JPMC, and the transactions contemplated thereby, the Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by JPMF in the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization.

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its Shareholders, so that a holder of Shares in the Merging Fund will receive Select Class Shares of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         At the Meeting, shareholders will also be asked to consider and vote upon the election of Trustees of JPF.

         A Special Meeting of Shareholders of the Merging Fund to consider the proposals and the related transaction will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of Americas, 41st Floor, New York, NY, on July 3, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund contained in their respective Annual Reports dated October 31, 2000, and the audited financial statements, notes thereto and supplementary data of the Master Portfolio contained in its Annual Report dated October 31, 2000, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, which appear in each of the Surviving Fund's, the Master Portfolio's and the Merging Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Merging Fund, the Surviving Fund and the Master Portfolio for the fiscal year ended October 31, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 95.6%
AUSTRALIA - 1.8%
 116,026  AMP Ltd.(s)                                           $    1,045,436
  98,091  Australia & New Zealand Banking Group Ltd.(s)                724,247
 109,549  Broken Hill Proprietary Co.(s)                             1,061,433
  65,758  Commonwealth Bank of Australia(s)                            978,159
 284,901  CSR Ltd.(s)                                                  583,235
  79,357  Lend Lease Corp. Ltd.(s)                                     928,641
  62,600  Lion Nathan Ltd.(s)                                          122,281
  52,109  National Australia Bank Ltd.(s)                              723,586
  33,762  OneSteel Ltd.(s)(+)                                           16,094
 310,200  Southcorp Ltd.(s)                                            801,056
 308,252  Telstra Corp. Ltd.(s)                                      1,005,572
  33,253  Westpac Banking Corp.                                        226,982
 124,105  WMC Ltd.(s)                                                  474,235
                                                                ------------------
                                                                     8,690,957
                                                                ------------------
BELGIUM - 0.2%
 38,850   Agfa Gevaert NV(s)                                           803,475
  2,775   Real Software(s)                                              47,065
                                                                ------------------
                                                                       850,540
                                                                 ------------------
DENMARK - 0.3%
  6,827  Novo Nordisk A.S.(s)                                        1,446,085
                                                                ------------------
FINLAND - 2.2%
 125,819  Nokia Oyj(s)                                               5,171,184
 116,000  Sonera Oyj                                                 2,552,433
 241,324  Stora Enso Oyj - R Shares(s)                               2,468,634
  17,202  Tietoenator Oyj(s)                                           330,247
                                                                ------------------
                                                                    10,522,498
                                                                ------------------
FRANCE - 10.8%
 129,438  Alcatel S.A.(s)                                            7,888,281
  16,209  Axa(s)                                                     2,143,248
  25,244  BNP Paribas(s)                                             2,173,920
  52,174  Carrefour S.A.(s)                                          3,498,019
  33,356  Christian Dior S.A.(s)                                     1,693,529
  60,066  Fimatex(s)(+)                                                646,583
  17,899  Genset S.A.(s)(+)                                            890,550
  30,730  Groupe Danone(s)                                           4,292,511
  25,373  Lafarge(s)                                                 1,871,038
  17,144  Lagardere S.C.A.(s)                                          972,142
  28,744  Renault S.A.(s)                                            1,427,698
  12,165  Technip S.A.(s)                                            1,554,909
  48,734  Total Fina Elf S.A. Cl B(s)                                6,964,360
  30,295  Vinci(s)                                                   1,521,426
 132,954  Vivendi Environnement(s)(+)                                4,958,448
 123,819  Vivendi S.A.(s)                                            8,889,193
                                                               ------------------
                                                                     51,385,855
                                                               ------------------
GERMANY - 6.9%
 25,672   Allianz AG(s)                                               8,694,056
 77,936   BASF AG(s)                                                  3,051,909

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

 62,558  Bayer AG(s)                                             $    2,712,190
 67,824  Commerzbank AG(s)                                            1,911,466
 10,410  Consors Discount-Broker AG(s)(+)                               838,235
 19,084  Deutsche Bank AG(s)                                          1,560,624
 60,979  Deutsche Telekom AG(s)                                       2,287,101
 55,024  Dresdner Bank AG(s)                                          2,289,947
 61,412  E.ON AG(s)                                                   3,116,927
 17,300  Intershop Communications AG(s)(+)                              762,502
    139  Primacom AG(s)(+)                                                2,720
  2,900  SAP AG(s)                                                      476,615
 36,407  Schering AG(s)                                               2,036,669
 23,621  Siemens AG(s)                                                3,004,180
                                                               ------------------
                                                                     32,745,141
                                                               ------------------
HONG KONG - 2.1%
 460,200  Bank Of East Asia(s)                                        1,041,470
  33,000  Cheung Kong Holdings Ltd.(s)                                  364,946
 200,000  China Mobile (Hong Kong) Ltd.(s)(+)                         1,288,610
 363,000  Hong Kong Electric Holdings Ltd.(s)                         1,198,504
 263,200  Hutchison Whampoa Ltd.(s)                                   3,265,069
 400,463  Pacific Century CyberWorks Ltd.(s)(+)                         308,084
 350,000  SmarTone Telecommunications Holding Ltd.(s)                   518,329
 221,000  Sun Hung Kai Properties Ltd.(s)                             1,827,712
 662,000  SUNeVision Holdings Ltd.(s)(+)                                324,672
                                                               ------------------
                                                                     10,137,396
                                                               ------------------
IRELAND - 0.1%
 71,498  Irish Life & Permanent Plc(s)                                  715,707
                                                               ------------------
ITALY - 2.4%
 270,856  Credito Emiliano SPA(s)                                     1,039,988
 448,416  ENI SPA(s)                                                  2,424,898
  97,314  Mediolanum SPA(s)                                           1,424,490
 343,726  Telecom Italia SPA(s)                                       3,976,827
 516,272  Unicredito Italiano SPA(s)                                  2,625,557
                                                               ------------------
                                                                     11,491,760
                                                               ------------------
JAPAN - 25.0%
  10,400  Advantest Corp.(s)                                          1,355,362
   8,600  Aiful Corp.(s)                                                677,351
 163,000  Ajinomoto Co., Inc.(s)                                      1,821,229
  37,000  Asahi Breweries, Ltd.(s)                                      365,290
 174,000  Bank of Fukuoka Ltd.(s)                                       854,144
 226,000  Bank of Tokyo-Mitsubishi, Ltd.(s)                           2,709,351
 103,000  Daiwa Securities Group Inc.(s)                              1,140,462
      67  DDI Corp.(s)                                                  314,168
 223,000  Ebara Corp.(s)                                              3,461,718
 176,000  Fuji Heavy Industries Ltd.(s)                               1,225,021
 158,000  Fujitsu Ltd.(s)                                             2,813,005
   5,100  Hitachi Software Engineering Co., Ltd.(s)                     551,149
 302,000  Hitachi, Ltd.(s)                                            3,236,011
  54,000  Honda Motor Co., Ltd.(s)                                    1,864,456
  16,000  Ito-Yokado Co., Ltd.(s)                                       722,410
      69  Japan Tobacco Inc.(s)                                         473,945
  43,000  Kaken Pharmaceutical Co. Ltd.(s)                              255,976

    The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
----------------------------------------------------------------------------------
   19,000  KAO Corp.(s)                                             $   568,877
1,406,000  Kawasaki Steel Corp.(s)                                    1,377,800
  291,000  Kubota Corp.(s)                                              978,084
    3,000  Macnica Inc.(s)                                              339,317
   70,000  Marui Co., Ltd.(s)                                         1,032,146
  209,000  Matsushita Electric Industrial Co., Ltd.(s)                6,067,681
  243,000  Minebea Co., Ltd.(s)                                       2,425,772
  985,000  Mitsubishi Chemical Corp.(s)                               3,112,236
  420,000  Mitsubishi Corp.(s)                                        3,461,854
  137,000  Mitsubishi Estate Co. Ltd.(s)                              1,455,445
      333  Mizuho Holdings Inc.(s)(+)                                 2,558,723
   29,000  Namco Ltd.(s)                                                748,970
  173,000  NEC Corp.(s)                                               3,295,540
    9,400  Nintendo Co., Ltd.(s)                                      1,553,897
   83,000  Nippon Meat Packers, Inc.(s)                               1,052,038
   51,000  Nippon Sheet Glass Co., Ltd.(s)                              775,346
      743  Nippon Telegraph and Telephone Corp.(s)(+)                 6,757,020
  627,000  Nippon Yusen Kabushiki Kaisha(s)                           2,940,049
  423,000  Nishimatsu Construction Co., Ltd.(s)                       1,336,523
  536,000  Nissan Motor Co., Ltd.(s)(+)                               3,676,747
   29,000  Nisshin Steel Co., Ltd.(s)                                    22,310
  182,000  Nomura Securities Co., Ltd.(s)                             3,858,686
   25,000  Omron Corp.(s)                                               615,899
   13,200  Oriental Land Co., Ltd.(s)                                   797,875
  420,000  Osaka Gas Co., Ltd.(s)                                     1,034,710
    3,600  Paris Miki Inc.(s)                                           148,365
   27,000  Pioneer Corp.(s)                                             835,791
   15,200  Promise Co., Ltd.(s)                                       1,140,104
  105,000  Ricoh Co., Ltd.(s)                                         1,615,533
    8,900  Rohm Co. Ltd.(s)                                           2,242,321
  128,000  Sekisui House, Ltd.(s)                                     1,352,798
  131,000  Snow Brand Milk Products Co., Ltd.(s)                        475,098
    8,200  Softbank Corp.(s)                                            491,895
   52,100  Sony Corp.(s)                                              4,160,747
  151,000  Sumitomo Bank Ltd.(s)                                      1,832,356
  134,000  Sumitomo Rubber Industries, Ltd.(s)                          638,154
  307,000  Sumitomo Trust & Banking Co., Ltd.(s)                      2,361,755
   73,000  Suzuki Motor Co.(s)                                          782,214
  183,000  Taiheiyo Cement Corp.(s)                                     284,916
  102,000  Takeda Chemical Industries, Ltd.(s)                        6,716,549
    7,000  TDK Corp.(s)                                                 705,193
   89,000  Tokio Marine & Fire Insurance Co., Ltd.(s)                   983,002
  170,000  Tokuyama Corp.(s)                                            703,727
   73,300  Tokyo Electric Power Co.(s)                                1,778,963
  387,000  Tokyo Gas Co., Ltd.(s)                                     1,010,120
   97,200  Tokyo Steel Manufacturing Co., Ltd.(s)                       396,135
  121,000  Tostem Corp.(s)                                            1,761,975
  125,800  Toyota Motor Corp.(s)                                      5,023,244
  110,000  UNY Co., Ltd.(s)                                           1,347,926
   14,000  Welfide Corp.(s)                                             100,650
      697  West Japan Railway Co.(s)                                  2,859,749
   19,000  Yamanouchi Pharmaceutical Co., Ltd.(s)                       859,603

SHARES                                                                  VALUE
----------------------------------------------------------------------------------

 146,000  Yasuda Fire & Marine Insurance Co., Ltd.(s)               $   752,798
 15,000  York-Benimaru Co., Ltd.(s)                                     362,671
                                                                    ------------
                                                                    119,408,945
                                                                    ------------
NETHERLANDS - 5.7%
 76,292  ASM Lithography Holding NV(s)(+)                             2,082,866
 32,385  Buhrmann NV(s)                                                 883,876
 80,563  Getronics NV(s)                                                904,780
 35,441  Heineken Holding NV(s)                                       1,261,673
 19,416  Heineken NV(s)                                               1,053,250
 55,423  ING Groep NV(s)                                              3,801,347
171,782  Koninklijke Philips Electronics NV(s)                        6,742,858
 16,074  Lycos Europe NV(s)(+)                                          137,606
 25,235  Numico NV(s)                                                 1,178,546
 76,487  Royal Dutch Petroleum Co.(s)                                 4,531,002
141,712  Royal KPN NV(s)                                              2,867,152
 56,473  United Pan-Europe Communication NV(s)(+)                       988,445
 20,464  VNU NV(s)                                                      962,665
                                                                  -------------
                                                                     27,396,066
                                                                  -------------
NEW ZEALAND - 0.3%
 473,089  Lion Nathan Ltd.(s)                                           910,545
 222,000  Telecom Corp. of New Zealand(s)                               491,591
                                                                  -------------
                                                                      1,402,136
                                                                  -------------
SINGAPORE - 0.8%
 120,000  City Developments(s)                                          553,688
 141,265  DBS Group Holdings Ltd.(s)                                  1,665,728
  99,000  Singapore Airlines Ltd.(s)                                    992,538
  53,000  Singapore Press Holdings(s)                                   757,790
                                                                  -------------
                                                                      3,969,744
                                                                  -------------
SPAIN - 4.2%
  33,942  Acerinox S.A.(s)                                              943,345
  51,390  Amadeus Global Travel Distribution(s)(+)                      419,466
 316,394  Banco Bilboa Vizcaya Argentaria S.A.(s)                     4,210,363
  75,920  Endesa S.A.(s)                                              1,235,518
 125,342  Iberdrola S.A.(s)                                           1,530,919
 103,615  Repsol YPF S.A.(s)                                          1,644,069
 513,160  Telefonica S.A.(s)(+)                                       9,773,440
                                                                  -------------
                                                                     19,757,120
                                                                  -------------
SWEDEN - 2.6%
  38,113  Autoliv, Inc. SDR(s)                                          833,009
 330,661  Ericsson LM Cl B(s)                                         4,389,013
 278,061  Skandia Forsakrings AB(s)                                   4,703,727
 150,798  Skandinaviska Enskilda Cl A(s)                              1,775,865
  71,058  Tele1 Europe Holding AB(s)(+)                                 546,054
                                                                  -------------
                                                                     12,247,668
                                                                  -------------
SWITZERLAND - 8.9%
 15,881  ABB Ltd.(s)                                                  1,410,928
 15,742  Carrier1 International S.A.(s)(+)                              380,274
    993  CIE Financiere Richemont AG, A Units(s)                      2,761,248
 14,634  Credit Suisse Group(s)                                       2,742,705
  3,779  Nestle S.A.(s)                                               7,828,694

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
   4,352  Novartis(s)                                             $   6,600,247
     618  Roche Holding AG(s)                                         5,643,490
     590  SGS Societe Generale de Surveillance
           Holding S.A.(s)                                              721,873
     814  The Swatch Group AG Cl B(s)                                 1,077,426
  43,222  USB AG(s)                                                   5,985,361
  15,086  Zurich Financial Services AG(s)                             7,299,271
                                                                   ------------
                                                                     42,451,517
                                                                   ------------
UNITED KINGDOM - 21.3%
   77,073  3I Group Plc(s)                                            1,751,405
   52,300  Amvescap Plc(s)                                            1,169,479
  127,500  ARM Holdings Plc(s)(+)                                     1,258,893
   18,400  Astrazeneca Plc(s)                                           862,425
  208,983  BAE Systems Plc(s)                                         1,187,990
   55,657  Bank of Scotland(s)                                          519,638
  247,677  BG Group Plc(s)                                              992,578
  343,600  Billiton Plc(s)                                            1,312,136
   12,500  Bookham Technology Plc(s)(+)                                 411,827
1,190,812  BP Amoco Plc(s)                                           10,106,427
  155,390  British American Tobacco(s)                                1,089,783
  252,800  British Energy Plc(s)                                        660,723
  171,086  British SKY Broadcasting Plc(s)(+)                         2,471,766
   97,000  British Telecommunications Plc(s)                          1,138,028
   81,486  Cable & Wireless Plc(s)                                    1,153,606
  106,600  Cadbury Schweppes Plc(s)                                     659,381
  116,018  Carphone Warehouse Group Plc(s)(+)                           298,173
   39,000  Celltech Group Plc(+)(s)                                     775,810
  219,593  Dixons Group Plc(s)                                          653,645
   31,103  Exel Plc(s)                                                  532,459
   94,400  Gallagher Group Plc(s)                                       553,077
  276,700  Glaxo Wellcome Plc(s)                                      7,971,145
  193,500  Glynwed International Plc(s)                                 511,355
  197,232  Granada Compass Plc(s)(+)                                  1,708,274
  246,300  Hanson Plc(s)                                              1,299,986
  230,600  Hays Plc(s)                                                1,259,812
  178,900  Hilton Group Plc(s)                                          497,450
  457,031  HSBC Holdings Plc(s)                                       6,516,689
   49,176  Johnson Matthey Plc(s)                                       767,594
  247,677  Lattice Group Plc(s)(+)                                      528,656
  656,200  Legal & General Group Plc(s)                               1,634,069
  405,387  Lloyds TSB Group Plc(s)                                    4,132,157
   27,400  Logica Plc(s)                                                811,218
  137,800  Marconi Plc(s)                                             1,740,757
  368,912  MFI Furniture Group Plc(s)                                   294,615
  211,421  Northern Foods(s)                                            343,824
  105,257  Nycomed Amersham Plc(s)                                      942,988
   54,400  Pearson Plc(s)                                             1,460,514
  335,200  QXL.com Ricardo Plc(s)(+)                                    130,196
   30,900  Railtrack Group Plc(s)                                       478,284
  146,193  Reckitt Benckiser Plc(s)                                   1,923,201
   91,749  Reuters Group Plc(s)                                       1,787,819

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

   344,154   Royal & Sun Alliance Insurance Group(s)                $ 2,451,104
   145,700   Royal Bank of Scotland(s)                                3,272,802
    80,800   Scottish & Newcastle Plc(s)                                553,762
   189,000   ScottishPower Plc(s)                                     1,420,176
    66,000   Severn Trent Plc(s)                                        704,371
   310,300   SmithKline Beecham Plc(s)                                4,009,975
    87,900   Standard Chartered(s)                                    1,268,660
   933,400   Tesco Plc(s)                                             3,561,070
   170,600   TI Group Plc(s)                                            921,493
    55,800   United News & Media Plc(s)                                 698,817
 3,791,901   Vodafone Group Plc(s)                                   15,788,116
   154,000   Williams Plc(s)                                            737,912
                                                                  -------------
                                                                    101,688,110
                                                                 --------------
TOTAL COMMON STOCKS                                                 456,307,245
                                                                 --------------
   (Cost $396,833,458)

PREFERRED STOCKS - 1.1%
AUSTRALIA - 0.6%
 299,158  News Corp. Ltd.(s)                                          2,681,572
                                                                  -------------
GERMANY - 0.5%
    940  MLP AG(s)                                                      127,081
  3,800  SAP AG(s)                                                      764,992
 51,765  Volkswagen AG(s)                                             1,506,705
                                                                  -------------
                                                                      2,398,778
                                                                   ------------
TOTAL PREFERRED STOCKS                                                5,080,350
                                                                   ------------
   (Cost $4,530,665)

RIGHTS(Z)
UNITED KINGDOM(z)
 1,079  Logica Plc(s)(+)                                                 31,021
                                                                    -----------
   (Cost $17,991)

SHORT-TERM INVESTMENTS - 3.7%

INVESTMENT COMPANIES - 3.0%

             PRO FORMA     PRO FORMA                                               PRO FORMA      PRO FORMA
SHARES       ADJUSTMENTS   SHARES/PRINCIPAL AMOUNT                      VALUE      ADJUSTMENTS       VALUE
14,710,452   (508,516)     14,201,936  Hamilton Money Fund            14,710,452   (508,516)(a)  14,201,936
                                                                    ------------   ---------     ----------


U.S. TREASURY SECURITIES - 0.3%
 $ 1,530,000  U.S. Treasury Bills, 6.11%, 3/22/01(s)(y)                1,493,510
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS                                          16,203,962   (508,516)     15,695,446
  (Cost $15,696,229)                                                ------------   ---------     ----------

TOTAL INVESTMENT SECURITIES - 100.0%                                $477,622,578   (508,516)    477,114,062
 (Cost $417,078,343)                                                ============   =========    ===========


    The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                    NET UNREALIZED
CONTRACTS                  SETTLEMENT           SETTLEMENT                           APPRECIATION
TO BUY                     DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
     89,296,685   EUR      12/13/00           $76,685,597         $ 75,840,291        $ (845,306)
      2,810,000   EUR
for 268,876,580   JPY      12/13/00             2,454,081            2,386,552           (67,529)
      1,650,756   GBP
  for 2,760,000   EUR      12/13/00             2,344,087            2,399,183            55,096
      2,407,000   GBP      12/13/00             3,536,605            3,498,296           (38,309)
  1,178,105,419   JPY      12/13/00            11,019,170           10,874,094          (145,076)
    268,070,000   JPY
  for 2,993,389   EUR      12/13/00             2,542,306            2,474,327           (67,979)
     23,458,344   SEK
  for 2,760,000   EUR      12/13/00             2,344,087            2,349,496             5,409
    198,754,870   JPY
  for 1,282,000   GBP      12/13/00             1,863,239            1,834,538           (28,701)
                                        -------------------------------------------------------------
                                             $102,789,172         $101,656,777       $(1,132,395)
                                        =============================================================

                                                                                  NET UNREALIZED
CONTRACTS                  SETTLEMENT           SETTLEMENT                           APPRECIATION
TO SELL                    DATE                 VALUE               VALUE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------
      4,272,623  AUD       12/13/00             $ 2,357,206      $  2,215,103         $  142,103
     21,075,633  CHF       12/13/00              12,054,028        11,769,792            284,236
     41,918,000  EUR       12/13/00              36,025,084        35,601,247            423,837
      4,228,000  GBP       12/13/00               6,114,994         6,144,909           (29,915)
  2,133,333,320  JPY       12/13/00              19,943,000        19,690,995            252,005
     17,824,203  SEK       12/13/00               1,837,736         1,785,203             52,533
                                        -------------------------------------------------------------
                                                $78,332,048       $77,207,249         $1,124,799
                                        =============================================================

FUTURES CONTRACTS

                                                                   NET UNREALIZED
                             EXPIRATION     UNDERLYING FACE        APPRECIATION
PURCHASED                    DATE           AMOUNT AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------
 237  DJ Euro Stoxx 50
        Index Futures       December 2000    $10,267,055             $225,925
   1  FTSE 100 Index
        Futures             December 2000         94,236                  358
  15  Hang Seng
        Index Futures       November 2000      1,446,609                  794
  60  Topix Index Futures   December 2000      7,577,617             (176,573)
                                           --------------------------------------------
                                             $19,385,517            $  50,504
                                           ============================================

                                                                   NET UNREALIZED
                             EXPIRATION     UNDERLYING FACE        APPRECIATION
SOLD                         DATE           AMOUNT AT VALUE        (DEPRECIATION)
                                           --------------------------------------------
 10 SPI Futures              December 2000     $424,870              $1,559
                                           ============================================

MARKET SECTORS                                                    % OF TOTAL
(UNAUDITED)                                                      INVESTMENTS

INDUSTRIAL CYCLICAL                                                  18.6%
FINANCE                                                              15.3%
TELECOMMUNICATIONS                                                   10.8%
CONSUMER CYCLICAL                                                     8.3%
PHARMACEUTICALS                                                       8.0%
INSURANCE                                                             6.5%
ENERGY                                                                5.6%
CONSUMER STABLE                                                       5.4%
SOFTWARE & SERVICES                                                   5.4%
SHORT-TERM INVESTMENTS                                                3.4%
UTILITIES                                                             3.0%
RETAIL                                                                3.0%
SEMICONDUCTORS                                                        2.9%
CONSUMER SERVICES                                                     2.9%
OTHER                                                                 0.9%

AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SDR - Swedish Depositary Receipt
SEK - Swedish Krona
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y)  Yield to maturity
(z)  Percentage less than 0.05%
(+)  Non-income producing security
(a) Reflects the redemption in short term securities of the J.P. Morgan International Equity Fund-Advisor Series.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      J.P. MORGAN INTERNATIONAL EQUITY FUND /
                J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND /
                       THE INTERNATIONAL EQUITY PORTFOLIO
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                             AS OF OCTOBER 31, 2000
                                   (UNAUDITED)

                                                                         J.P. MORGAN         J.P. MORGAN      THE INTERNATIONAL
                                                                        INTERNATIONAL       INSTITUTIONAL     EQUITY PORTFOLIO
                                                                         EQUITY FUND        INTERNATIONAL
                                                                                             EQUITY FUND
ASSETS:
   Investment in The International Equity Portfolio, at value            $ 55,082,742        $ 428,582,310       $           -
   Investments at Value (Cost $417,078,343)                                         -                    -         477,622,578
   Foreign Currency at Value (Cost $6,106,171)                                      -                    -           6,097,946
   Receivable for Shares of Beneficial Interest Sold                          425,363            4,438,250                   -
   Receivable for Investments Sold                                                  -                    -           2,258,032
   Unrealized Appreciation of Forward Foreign Currency Contracts                    -                    -           1,783,536
   Foreign Tax Reclaim Receivable                                                   -                    -           1,062,169
   Dividend and Interest Receivable                                                 -                    -             918,151
   Variation Margin Receivable                                                      -                    -             117,316
   Prepaid Trustees' Fees and Expenses                                            101                  955                 156
   Prepaid Expenses and Other Assets                                              216                1,086               1,304

                                                                         -----------------------------------------------------
      Total Assets                                                         55,508,422          433,022,601         489,861,188
                                                                         -----------------------------------------------------

LIABILITIES:
   Payable for Investments Purchased                                                -                    -           3,318,700
   Unrealized Depreciation of Forward Foreign Currency Contracts                    -                    -           1,791,132
   Advisory Fee Payable                                                             -                    -             243,173
   Payable for Shares of Beneficial Interest Redeemed                           2,823              119,068                   -
   Shareholder Servicing Fee Payable                                           10,319               36,380                   -
   Administrative Services Fee Payable                                            988                8,706               9,699
   Fund Services Fee Payable                                                        -                  308                 344
   Administration Fee Payable                                                       -                  142                 307
   Accrued Expenses and Other Liabilities                                      48,997               72,585             324,264

                                                                         -----------------------------------------------------
      Total Liabilities                                                        63,127              237,189           5,687,619
                                                                         -----------------------------------------------------

NET ASSETS:
   Paid-in Capital                                                         38,046,284          347,753,384
   Undistributed (Distributions in Excess of ) Net Investment Income          344,097             (743,914)
   Accumulated Net Realized Gain (Loss) on Investment                       8,293,602           34,654,202
   Net Unrealized Appreciation on Investment                                8,761,312           51,121,740

                                                                         -----------------------------------------------------
      Net Assets                                                         $ 55,445,295        $ 432,785,412       $ 484,173,569
                                                                         =====================================================

Shares of Beneficial Interest Outstanding                                   5,196,002           35,243,156

Net Assets Value Per Share                                                     $10.67               $12.28

PRO FORMA WITH REORGANIZATION
JPMORGAN INTERNATIONAL EQUITY FUND
Shares Outstanding
   Select
   Institutional

Net Asset Value Per Share
   Select
   Institutional
                                                                         =====================================================

                                                                           PRO FORMA           PRO FORMA COMBINED
                                                                          ADJUSTMENTS           JPMORGAN FLEMING
                                                                                               INTERNATIONAL EQUITY
                                                                                                      FUND
ASSETS:
   Investment in The International Equity Portfolio, at value            $(483,665,052) (a)         $           -
   Investments at Value (Cost $417,586,859)                                   (508,516) (d)           477,114,062
   Foreign Currency at Value (Cost $6,106,171)                                       -                  6,097,946
   Receivable for Shares of Beneficial Interest Sold                                 -                  4,863,613
   Receivable for Investments Sold                                                   -                  2,258,032
   Unrealized Appreciation of Forward Foreign Currency Contracts                     -                  1,783,536
   Foreign Tax Reclaim Receivable                                                    -                  1,062,169
   Dividend and Interest Receivable                                                  -                    918,151
   Variation Margin Receivable                                                       -                    117,316
   Prepaid Trustees' Fees and Expenses                                               -                      1,212
   Prepaid Expenses and Other Assets                                                (1) (d)                 2,605

                                                                        -----------------------------------------
      Total Assets                                                        (484,173,569)               494,218,642
                                                                        -----------------------------------------

LIABILITIES:
   Payable for Investments Purchased                                                 -                  3,318,700
   Unrealized Depreciation of Forward Foreign Currency Contracts                     -                  1,791,132
   Advisory Fee Payable                                                              -                    243,173
   Payable for Shares of Beneficial Interest Redeemed                                -                    121,891
   Shareholder Servicing Fee Payable                                                 -                     46,699
   Administrative Services Fee Payable                                               -                     19,393
   Fund Services Fee Payable                                                         -                        652
   Administration Fee Payable                                                        -                        449
   Accrued Expenses and Other Liabilities                                            -                    445,846

                                                                        -----------------------------------------
      Total Liabilities                                                              -                  5,987,935
                                                                        -----------------------------------------

NET ASSETS:
   Paid-in Capital                                                                   -                385,799,668
   Undistributed (Distributions in Excess of ) Net Investment Income                 -                   (399,817)
   Accumulated Net Realized Gain (Loss) on Investment                                -                 42,947,804
   Net Unrealized Appreciation on Investment                                         -                 59,883,052

                                                                        -----------------------------------------
      Net Assets                                                         $(484,173,569)             $ 488,230,707
                                                                        =========================================

Shares of Beneficial Interest Outstanding                                  (40,439,158) (c)                     -

Net Assets Value Per Share

PRO FORMA WITH REORGANIZATION
JPMORGAN INTERNATIONAL EQUITY FUND
Shares Outstanding
   Select                                                                    4,515,095  (b)             4,515,095
   Institutional                                                            35,243,156  (b)            35,243,156

Net Asset Value Per Share
   Select                                                                                           $       12.28
   Institutional                                                                                    $       12.28
                                                                        =========================================


(a) Reallocation of investments from the feeder funds to master portfolio.
(b) The difference in number of shares outstanding due to the Reorganization.
(c) Reallocation of feeder fund's beneficial interest to Select and Institutional shares due to the Reorganization.
(d) Reflects the redemption in short term securities of the J.P. Morgan International Equity Fund - Advisor Series.


                  See Notes to Pro Forma Financial Statements

        J.P. MORGAN INTERNATIONAL EQUITY FUND / J.P. MORGAN INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND /
                       THE INTERNATIONAL EQUITY PORTFOLIO
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000
                                   (UNAUDITED)

                                                                   J.P. MORGAN         J.P. MORGAN      THE INTERNATIONAL
                                                                  INTERNATIONAL       INSTITUTIONAL     EQUITY PORTFOLIO
                                                                   EQUITY FUND        INTERNATIONAL
                                                                                       EQUITY FUND
 INCOME:

    Allocated Investment Income From Portfolio                           865,989     $   7,167,045                     -
     Dividend Income                                                                                           7,324,128
    Interest Income                                                            -                 -               708,910
     Allocated Portfolio Expenses                                       (476,084)       (3,944,430)                    -

                                                                  ------------------------------------------------------
         Investment Income                                               389,905         3,222,615             8,033,038
                                                                  ------------------------------------------------------

 EXPENSES:

    Advisory Fee                                                               -                 -             3,312,702
    Custodian Fees                                                             -                 -               887,856
    Administrative Services Fee                                           14,478           120,035               134,468
    Shareholder Servicing Fee                                            148,427           492,491                     -
    Transfer Agent Fees                                                   37,728            21,251                     -
    Professional Fees                                                     11,856            15,874                54,269
    Registration Fees                                                     29,079            16,896                     -
    Financial and Fund Accounting Services Fee                            38,575            38,575                     -
    Printing Expenses                                                     12,404            17,647                10,000
    Fund Services Fee                                                        966             7,871                 8,841
    Trustees' Fees and Expenses                                              811             5,651                 6,803
    Administration Fee                                                       674             5,576                 4,108
    Miscellaneous                                                          3,239            12,582                 1,548

                                                                  ------------------------------------------------------
         Total Expenses                                                  298,237           754,449             4,420,595
                                                                  ------------------------------------------------------
         Less: Amounts waived
         Less: Reimbursement of Expenses                                       -                 -                     -
                                                                  ------------------------------------------------------

         Net Expenses                                                    298,237           754,449             4,420,595
                                                                  ------------------------------------------------------

 Net Investment Income                                                    91,668         2,468,166             3,612,443
                                                                  ------------------------------------------------------

 NET REALIZED GAIN (LOSS) ON

    Investment Transactions                                            9,216,947        34,621,121            41,050,835
    Futures Contracts                                                                                          5,013,135
    Foreign Currency Contracts and Transactions                                                               (2,230,589)
                                                                  ------------------------------------------------------
         Net Realized Gain                                             9,216,947        34,621,121            43,833,381

 NET CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) ON

    Investment Transactions                                           (9,622,118)      (56,384,027)          (64,988,434)
    Futures Contracts                                                                                           (551,109)
    Foreign Currency Contracts and Transactions                                                                 (453,538)
                                                                  ------------------------------------------------------
         Net Change in Unrealized Depreciation                        (9,622,118)      (56,384,027)          (65,993,081)
                                                                  ------------------------------------------------------
         Net Increase (Decrease) in Net Assets                    $     (313,503)    $ (19,294,740)        $ (18,547,257)
                                                                  ======================================================

                                                                   PRO FORMA               PRO FORMA COMBINED
                                                                  ADJUSTMENTS               JPMORGAN FLEMING
                                                                                              INTERNATIONAL
                                                                                               EQUITY FUND
 INCOME:

    Allocated Investment Income From Portfolio                    ($8,033,034) (c)                        -
     Dividend Income                                                       (4) (g)                7,324,124
    Interest Income                                                         -                       708,910
     Allocated Portfolio Expenses                                   4,420,514  (b)                        -

                                                                  -----------------------------------------
         Investment Income                                         (3,612,524)                    8,033,034
                                                                  -----------------------------------------

 EXPENSES:

    Advisory Fee                                                          (81) (g)                3,312,621
    Custodian Fees                                                    (35,000) (d)(e)               852,856
    Administrative Services Fee                                       559,852  (a)                  828,833
    Shareholder Servicing Fee                                               -                       640,918
    Transfer Agent Fees                                                     -                        58,979
    Professional Fees                                                 (22,600) (d)                   59,399
    Registration Fees                                                                                45,975
    Financial and Fund Accounting Services Fee                        (35,000) (d)(e)                42,150
    Printing Expenses                                                  (7,000) (d)                   33,051
    Fund Services Fee                                                       -                        17,678
    Trustees' Fees and Expenses                                             -                        13,265
    Administration Fee                                                      -                        10,358
    Miscellaneous                                                           -                        17,369

                                                                  -----------------------------------------
         Total Expenses                                               460,171                     5,933,452
                                                                  -----------------------------------------
         Less: Amounts waived                                        (460,171)                     (460,171)
         Less: Reimbursement of Expenses                              (93,938) (a)                  (93,938)
                                                                  -----------------------------------------

         Net Expenses                                                 (93,938)                    5,379,343
                                                                  -----------------------------------------

 Net Investment Income                                             (3,518,586)                    2,653,691
                                                                  -----------------------------------------

 NET REALIZED GAIN (LOSS) ON

    Investment Transactions                                       (43,838,068) (f)               41,050,835
    Futures Contracts                                                                             5,013,135
    Foreign Currency Contracts and Transactions                                                  (2,230,589)
                                                                  -----------------------------------------
         Net Realized Gain                                        (43,838,068)                   43,833,381

 NET CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) ON

    Investment Transactions                                        66,006,145  (f)              (64,988,434)
    Futures Contracts                                                                              (551,109)
    Foreign Currency Contracts and Transactions                                                    (453,538)
                                                                  -----------------------------------------
         Net Change in Unrealized Depreciation                     66,006,145                   (65,993,081)
                                                                  -----------------------------------------
         Net Increase (Decrease) in Net Assets                    $18,649,491                 $ (19,506,009)
                                                                  =========================================

(a) Reflects adjustments to administrative fees and shareholder servicing fees and/or related waivers based on the surviving fund's revised fee schedule.
(b) Reflects the elimination of master portofolio expenses which have been disclosed under fund expenses.
(c) Reallocation of investment income to feeder funds.
(d) Reduction reflects the estimated benefits of combining operations.
(e) Reclassification of fund accounting into custody charge.
(f) Reallocation of realized and unrealized loss to feeder funds.
(g) Reflects the elimination of J.P. Morgan International Equity Fund - Advisor Series allocated expenses/income.

                  See Notes to Pro Forma Financial Statements

              J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND /
                   J.P. MORGAN INTERNATIONAL EQUITY FUND /THE
                         INTERNATIONAL EQUITY PORTFOLIO

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.       BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of The International Equity Portfolio ("Master Portfolio"), J.P. Morgan Institutional International Equity Fund ("Institutional Fund"), and J.P. Morgan International Equity Fund ("International Equity Fund") (collectively the "feeder funds" of the Master Portfolio) as if the proposed Reorganization occurred as of and for the twelve months ended October 31, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the International Equity Fund, and the Master Portfolio in exchange for shares in the Institutional Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

2.       SHARES OF BENEFICIAL INTEREST:

The existing shares of the Institutional Fund, and International Equity Fund, would be renamed Institutional Shares, and Select Shares, respectively. The net asset values per share for the Select Shares at the commencement of offering would be identical to the closing net asset value per share for the Institutional Shares immediately prior to the Reorganization.

Under the proposed Reorganization, each shareholder of International Equity Fund would receive shares of Institutional Fund with a value equal to their holdings in their respective funds. Holders of the International Equity Fund will receive Select Shares. Therefore, as a result of the proposed Reorganization, current shareholders of International Equity Fund will become shareholders of Institutional Equity Fund.

The Pro Forma net asset value per share assumes the issuance of additional shares of Institutional Equity Fund, which would have been issued on October 31, 2000 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2000 net assets of the International Equity Fund and the net asset values per share of Institutional International Equity Fund.


                                                      Select Class Shares
Increase in Shares Issued                                4,515,095
Net Assets 10/31/2000                                    $55,445,295
Pro Forma Net Asset Value 10/31/2000                     $12.28

3.       PRO FORMA OPERATIONS

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity, including the change in administration fee and the new expected expense cap. The pro forma investment advisory, shareholder servicing and distribution fees of the combined Fund are based on the fee schedule in effect for the surviving Fund at the combined level of average net assets for the twelve months ended October 31, 2000.